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                                                                   10.(iv)(G)(1)

                           WARDS EXECUTIVE COMMITTEE

                                SEVERANCE PLAN


PURPOSE
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The purpose of the Executive Committee Severance Plan is to provide eligible participants with a greater sense of security in taking the business risks necessary to achieve our objectives.

ELIGIBILITY
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All Wards Senior Executives who are members of the Montgomery Ward Executive
Committee.

PROVISIONS OF THE PLAN
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SEVERANCE BENEFITS
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If the participant's employment is terminated by Montgomery Ward for any reason other than "Cause" as defined below or the participant's voluntary resignation, the participant will receive a lump sum payment equal to the greater of the participant's base salary for the remainder of any employment agreement period; or the participant's base salary for a twenty-four month period.

In addition, the participant will receive Executive Outplacement Services and will continue to participate in Executive Benefits Plans which includes the Health Care Plan along with the Annual Physical Exam Program, Executive Accident Insurance and Executive Medical Coverage.

"Cause" shall mean (i) the participant's willful failure to substantially perform the participant's duties hereunder, (ii) the participant's willful failure to follow a written, lawful order or written directive from the Board of Directors or Chief Executive Officer of the company, or (iii) the participant's conviction of any kind of felony or any misdemeanor involving moral turpitude. For purposes of this paragraph, no act, or failure to act, on the participant's part will be considered "willful" unless such act, or failure to act by the participant was not in good faith and was without reasonable belief that the participant's action or omission was in the best interest of the Company.

For purposes of this severance plan, any diminution of the participant's job title, executive committee membership, base salary, target bonus, other compensation or benefits, or a reduction in the participant's job responsibilities, or a relocation of the participant's job location of greater than 50 miles from the present location without the participant's prior written approval will allow the participant to elect the terms of this section as if the participant were terminated without "Cause". However, such election must be done in writing to the Chairman & CEO within sixty (60) days of the triggering event.

CHANGE OF CONTROL
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After a Change of Control Event as defined below, and for a period of three years after such date, if the participant is separated from the Company under the provisions above (including any of the diminutions, reductions or relocation provisions under which the participant may elect to leave the Company), the lump sum severance payment will be three years base salary, plus three times the participant's target bonus amount. In addition, the participant's Executive Benefits will be extended to three years from the participant's separation date.

A "Change of Control" shall mean:

(i) any sale, lease, license, exchange, or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the business and/or assets of the Company or Holding (without regard to Signature); (ii) the possession by any person or entity (other than Holding, General Electric Capital Corporation or an affiliate of either of them) of beneficial ownership (as such term is defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of either (A) a number of securities carrying a greater voting power than General Electric Capital Corporation and its affiliates taken together
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or (B) over 50% of the then outstanding voting securities of the Company
(entitled to vote generally in the election of directors) ("Outstanding Company Voting Securities"); or (iii) merger, consolidation or reorganization ("Business Combination") unless following such Business Combination all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the entity resulting from the Business Combination in substantially the same relative proportions as their ownership immediately prior to the Business Combination of the Outstanding Company Voting Securities; provided that a Change of Control shall not be construed to include any transaction that occurs solely as a result of transfer of equity to holders of claims against the Company or Holding or any affiliate on account of such claims in connection with the consummation of a plan of reorganization for the Company or Holding or any affiliate in connection with the proceedings under Chapter 11 of the United States Bankruptcy Code pending at the date of hereof.

Except as provided in the following sentence, payments pursuant to this severance plan ("Payments") shall not exceed the largest sum ("Parachute Limitation") which will not result, directly or indirectly, in the treatment of any amount paid or payable by the Company or any successor to the participant (whether or not pursuant to this severance plan, and including the Payments) as an Excess Parachute Payment. Notwithstanding the preceding sentence, the participant shall receive the full amount of the Payments without regard to the Parachute Limitation if the participant would realize a greater aftertax amount receiving the full amount of the Payments without regard to the Parachute Limitation than the participant would realize by receiving the Payments limited to the Parachute Limitation as provided in the preceding sentence.

All computations and determinations required by the preceding paragraph shall be made by the participant's accountant, acting in good faith. The computations and determinations made any time by the participant's accountant shall affect only those Payments not yet made pursuant to this severance plan. For purposes of this severance plan, the term "Excess Parachute Payment" shall have the same meaning as the term "excess parachute payment" has under section 280G of the Internal Revenue Code of 1986, as amended and the regulations thereunder.


GENERAL
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SEVERANCE PAYMENT OFFSET
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In the event of the participant's separation from Montgomery Ward for reasons other than "Cause" or voluntary resignation, to the extent that the participant is eligible to receive a guaranteed payment under the participant's employment contract from General Electric Capital Corporation of base salary and/or bonus amounts or to the extent that any Montgomery Ward employment agreement or any other severance plan pays any severance benefits to the participant, the obligation of the Company under this Plan shall be reduced dollar for dollar of any amount representing base salary or bonus payable under the participant's employment contract or other severance plan.

NON-COMPETE
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In the event that the participant voluntarily leaves Montgomery Ward, the participant will be bound by a non-compete agreement that provides that the participant will not be directly employed by nor perform work as a director, officer, independent contractor, partner, or consultant for Sears, K-Mart Corporation, WalMart Stores Inc., Dayton Hudson Corporations or J.C. Penney or any of their affiliates for a period of one (1) year following the participant's termination date.

I have read the Wards Executive Committee Severance Plan and understand its terms and have voluntarily signed this Agreement thereby agreeing to participate in this Plan and accept its provisions.


_________________________________________
        Print Executive's Name


_________________________________________
          Executive's Signature


_________________________________________   ____________________________________
                Date                                       Approved